AMOUNT DUE FROM SKY SOLAR HOLDINGS CO., LTD.	12 Months Ended
Dec. 31, 2017
AMOUNT DUE FROM SKY SOLAR HOLDINGS CO., LTD.
AMOUNT DUE FROM SKY SOLAR HOLDINGS CO., LTD.

15.AMOUNT DUE FROM SKY SOLAR HOLDINGS CO., LTD.

	At December 31,
	2016	2017
	Thousand USD	Thousand USD
Amount due from Sky Solar Holdings Co., Ltd.
—Current	1,430	—

The balances were unsecured.

In September of 2015, the Group has entered into several assignment agreements with multiple parties, including Sky Solar Holdings, two other related parties (Note 27) and two other third parties to settle its payables to these third parties for approximately USD1.2 million. After this assignment, the Group has increased its amount due from Sky Solar Holdings Co., Ltd. by USD1.6 million and amount due to the other related parties amounting to USD2.8 million.

In September of 2017, the group has entered into a deed of non-competition and right of first refusal with Mr. Weili Su (“Mr. Su”) whereby he promises that he and any company he controls will not engage in any business that competes with us and grants us the right of first refusal to purchase shares in his businesses in China in which he owns more than 50% of the voting shares in the event that Mr. Su receives from or otherwise negotiate with a third party a bona fide offer to purchase Mr. Su’s shares in any of the business and the sale of such shares will result in Mr. Su ceasing control of that business. In connection with the settlement agreement entered with Mr. Su, he agrees to pay back to the Company approximately US$15 million to settle all its receivables and payables with his related companies, including Sky Solar Holdings. Thus the Group has assigned its both amount due from and amount due to Sky Solar Holdings Co., Ltd to Mr. Su.